Exhibit 10.3

                              SECOND AMENDMENT TO
                  JOINT VENTURE AGREEMENT DATED AUGUST 1, 1991
                                    between
                          CATERPILLAR INDUSTRIAL INC.
                                      and
                            THE RAYMOND CORPORATION

          THIS SECOND AMENDMENT TO JOINT VENTURE AGREEMENT, made and entered into this 15th day of April, 1993 by and between Mitsubishi Caterpillar Forklift America Inc., a Delaware corporation, (hereinafter referred to as "MCFA") as assignee of Caterpillar Industrial Inc.'s ("CII") rights and obligations under the aforesaid Joint Venture Agreement, having its principal office at 5960 Heisley Road, Mentor, Ohio, and The Raymond Corporation, a New York corporation, having its principal office at South Canal Street, Greene, New York (hereinafter referred to as "Raymond").

                              W I T N E S S E T H

          WHEREAS, MCFA desires to add certain Raymond product to JVA Exhibit 1 list of Products; and

          WHEREAS, these additional Products were developed in their entirety by Raymond and constitute Raymond Industrial Property (as defined in the JVA); and

          WHEREAS, Raymond is willing to have specified products added to
Exhibit 1 for the considerations hereinafter set forth.

          NOW THEREFORE, the parties hereby agree as follows:

          1. Exhibit 1 to the JVA is hereby amended to add "Section I" as a heading immediately preceding the heading "Initial JVC Products" and to add the following products at Page 2 of Exhibit 1 under the heading "Section II - Additional JVC Products":

           a)  Raymond's standard low cost orderpicker (Project name:
               "Slicker"),

           b)  Raymond's 4,000 lb. Model 101 Walkie,

           c)  Raymond's 8,000 lb. Models 112 & 113 F80L Walkie, and

           d)  Raymond's 3,500 lb. Reach Mast.

          2. As consideration for the foregoing, MCFA hereby agrees to:

           a) cause the Joint Venture, Material Handling Associates, Inc. ("MHA") to issue to Raymond additional common stock in the amount of Four Hundred Thirteen Thousand Six Hundred Ninety Six Dollars ($413,696.00), and

           b) subscribe in cash for an additional Four Hundred Thirteen Thousand Six Hundred Ninety Six Dollars ($413,696.00) of MHA's common stock, thereby maintaining MCFA and Raymond's equal ownership of MHA's common stock and providing cash funds to MHA to partially fund completion of Joint Venture Product set forth in Section I of Exhibit 1.

          3. Except as hereinabove provided in Paragraph 1, the parties hereto confirm that the Joint Venture Agreement continues in full force and effect and agree faithfully to perform it in accordance with its terms.

          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to the JVA to be executed, in triplicate originals, by their respective authorized representatives as of the day and year first above written.


MITSUBISHI CATERPILLAR FORKLIFT AMERICA INC.

By    /s/ Tetsu Okuno
   ----------------------------
        President

Printed Name Tetsu Okuno
             ------------------



THE RAYMOND CORPORATION


By  /s/ Ross K. Colquhoun
   ----------------------------
         President

Printed Name Ross K. Colquhoun
             ------------------





Consented and Agreed to:

CATERPILLAR INDUSTRIAL INC.


By______________________________________
     President

Printed Name____________________________

                                   EXHIBIT 1
                        SECTION I - INITIAL JVC PRODUCTS


Initial "Products" of the JVC will be as follows:


REACH TRUCK:

Model A (similar to Raymond model 021):

-    Max. elevated Height                       282 in.
-    Capacity (single deep)                     3000 and 4000 lb.
-    Voltage                                    36V.
-    Reach carriage                             Single Deep, Deep-Reach
-    Operator orientation                       Side-stance

Model B (similar to Raymond model 031):

-    Max. Elevated Height                       330 in. (approx.)
-    Capacity (single deep)                     3000, 4000 and 4500 lb.
-    Voltage                                    36V.
-    Reach carriage                             Single deep, Deep-Reach
-    Operator orientation                       Side-stance


ORDERPICKER:

Model A (similar to Raymond model 152):

-    Max. Elevated Height                       315 in. (approx.)
-    Capacity                                   3000 lb.
-    Voltage                                    24V.
-    Masts                                      Two and Three Stage

Model B (similar to Raymond model 162):

-    Max. Elevated Height                       315 in. (approx.)
-    Capacity                                   3000 lb.
-    Voltage                                    36V.
-    Masts                                      Two and Three Stage


WALKIE:

Model A (similar to Raymond model 111):

-    Capacity                                   6000 lb.
-    Type                                       Pedestrian

Model B (similar to Raymond model 112):

-    Capacity                                   6000 lb.
-    Type                                       Stand-on End Control Rider

 Model C (similar to Raymond model 113):

-    Capacity                                   6000 lb.
-    Type                                       Stand-on Center Control Rider

Model D (similar to Raymond model 114):

-    Capacity                                   Tow Tractor
-    Type                                       Stand-on Center Control Rider

Model F (similar to Raymond model 19):

-    Capacity                                   6000 lb.
-    Type                                       Stand-on End Control Rider






                      SECTION II - ADDITIONAL JVC PRODUCTS


Similar to:

           a)  Raymond's standard low cost orderpicker (Project name:
               "Slicker"),

           b)  Raymond's 4,000 lb. Model 101 Walkie,

           c)  Raymond's 8,000 lb. Models 112 & 113 F80L Walkie, and

           d)  Raymond's 3,500 lb. Reach Mast.






















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